Exhibit 10.7

Execution Copy

ARCH COAL
FIRST AMENDMENT TO THE
SECOND AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT
THIS FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of December 21, 2016, is entered into among each of the parties listed on the signature pages hereto as an Originator (each an “Originator”; and collectively, the “Originators”) and ARCH COAL, INC. (the “Company”).
RECITALS
1.The Company and the Originators are parties to the Second Amended and Restated Purchase and Sale Agreement, dated as of October 5, 2016 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).
2.    Effective as of a date after the date hereof and on or prior to December 31, 2016 (such date, the “Reorganization Effective Date”) each of the Originators listed on Exhibit A hereto as a “Subject Originator” (each, a “Subject Originator”) will be converting from a corporation organized in the applicable State set forth on Exhibit A hereto to a limited liability company (each, a “Converted Originator”) organized in such same State (such reorganization with respect to any Subject Originator, a “Subject Reorganization” and collectively, the “Subject Reorganizations”).
3.    In connection with the Subject Reorganizations, the parties hereto desire to amend the Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.
SECTION 2.    Notice; Consent.
2.1    Notice. Each Subject Originator hereby provides notice of its intent to perform a Subject Reorganization effective as of the Reorganization Effective Date and requests that each of the parties hereto acknowledge and consent on the date hereto to the occurrence of the Subject Reorganizations on the Reorganization Effective Date.
2.2    Consent. Subject to terms and conditions set forth in this Amendment, each of the parties hereto hereby: (i) acknowledges such notice set forth in Section 2.1 above, (ii) consents to occurrence of the Subject Reorganizations on the Reorganization Effective Date and (iii) waives any notice requirement with respect to the Subject Reorganizations set forth in the Agreement or any other Transaction Document.

Exhibit 10.7

Execution Copy

2.3    Authorization to File Financing Statement.     In connection with the Subject Reorganizations, each of the parties hereto hereby consents to the filing, by or on behalf of the Administrator and at the Originators’ sole expense, on or after the Reorganization Effective Date of the UCC-1 financing statements and UCC-3 financing statement amendments in substantially the forms attached hereto as Exhibit B.
SECTION 3.    Amendments to the Agreement. The Agreement is hereby amended as of the Reorganization Effective Date as follows:
3.1    Schedule I to the Agreement is hereby replaced in its entirety with Schedule I attached hereto.
3.2    Schedule II to the Agreement is hereby replaced in its entirety with Schedule II attached hereto.
3.3    Schedule IV to the Agreement is hereby replaced in its entirety with Schedule IV attached hereto.
3.4    Schedule V to the Agreement is hereby replaced in its entirety with Schedule V attached hereto.
SECTION 4.    Assumption of Subject Originators’ Obligations. Each of the Subject Originators hereby covenants and agrees that in connection with the Subject Reorganizations it is transferring and assigning all of its rights, duties, obligations and liabilities under the Agreement and each of the other Transaction Document to which it is a party, to its related Converted Originator and that such related Converted Originator shall effective as of the Reorganization Effective Date (i) assume all of such rights, duties, obligations and liabilities under the Agreement and each of the other Transaction Document to which its related Subject Originator was a party and (ii) become a party to, and have the rights, duties, obligations and liabilities of an Originator under, the Agreement and each of the other Transaction Document to which its related Subject Originator was a party.
SECTION 5.    Representations and Warranties. Each of the Originators hereby represents and warrants as follows:
(a)    Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)    Enforceability.     The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.

2

Exhibit 10.7

Execution Copy

(c)    No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Termination Event or Unmatured Termination Event exists or shall exist.
(d)    UCC Details. The legal names as well as all of the other information set forth on Schedules I, II, IV and V hereto with respect to Converted Originators shall be true and correct immediately after giving effect to the Subject Reorganizations.
SECTION 6.    Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
SECTION 7.    Effectiveness. This Amendment shall become effective as of the date hereof (or with respect to Section 3 hereof, the Reorganization Effective Date) upon receipt by the Administrator of duly executed counterparts of this Amendment by each of the parties hereto in form and substance reasonably satisfactory to the Administrator.
SECTION 8.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 9.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.
SECTION 10.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
SECTION 11.    Ratification. After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that (a) the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms, (b) each of the Subject Originators and each of the Converted Originators shall constitute “Covered Subsidiaries” (under and as defined in the Performance Guaranty) for purposes of the Performance Guaranty and (c) each of the Subject Originators’ and each of the Converted Originators’ obligations under the Agreement shall constitute “Guaranteed Obligations” (under and as defined in the Performance Guaranty) for purposes of the Performance Guaranty.

3

Exhibit 10.7

Execution Copy

SECTION 12.    Further Assurances. Each of the Originators and the Company hereby agrees to do, at the joint and several expense of the Originators, all such things and execute all such documents and instruments and authorize and file all such financing statements and financing statement amendments, in each case, as the Administrator or the Company may reasonably consider necessary or desirable to give full effect to the transaction contemplated by this Amendment and the documents, instruments and agreements executed in connection herewith and therewith.
SECTION 13.    Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
SECTION 14.    Certain Covenants Regarding Post-Closing Conditions.
(a)    Secretary Certificate. On or within ten (10) Business Days following the Reorganization Effective Date (or such later date as may be reasonably agreed by the Administrator in writing), the Company shall deliver (or cause to be delivered) to the Administrator a certificate of the Secretary or Assistant Secretary of each Converted Originator certifying the names and true signatures of the officers authorized on such Person’s behalf to sign the Transaction Documents to be executed and delivered by it on and after the Reorganization Effective Date.
(b)    Organic Documents. On or within ten (10) Business Days following the Reorganization Effective Date (or such later date as may be reasonably agreed by the Administrator in writing), the Company shall deliver (or cause to be delivered) to the Administrator the certificate or articles of incorporation or other organizational document of each Converted Originator (including all amendments and modifications thereto) duly certified by the Secretary of State of the jurisdiction of such Converted Originator’s organization as of a recent date, together with a copy of the limited liability company agreement of such Converted Originator, each duly certified by the Secretary or an Assistant Secretary of such Converted Originator.
(c)    Good Standing. On or within ten (10) Business Days following the Reorganization Effective Date (or such later date as may be reasonably agreed by the Administrator in writing), the Company shall deliver (or cause to be delivered) to the Administrator a good standing certificate issued as of a recent date for each Converted Originator by the Secretary of State (or similar official) of the jurisdiction of such Converted Originator’s organization.
(d)    Lien Search. On or within ten (10) Business Days following the Reorganization Effective Date (or such later date as may be reasonably agreed by the Administrator in writing), the Company shall deliver (or cause to be delivered) to the Administrator a completed UCC search reports, dated the Reorganization Effective Date or later, listing the financing statements filed in all applicable jurisdictions that name each Converted Originator as debtor, together with copies of such other financing statements,

4

Exhibit 10.7

Execution Copy

and similar search reports with respect to judgment liens, federal tax liens and liens of the Pension Benefit Guaranty Corporation in such jurisdictions, as the Administrator may reasonably request, showing no Adverse Claims on any Pool Assets other than any security interests that are released as of the Closing Date pursuant to the Confirmation Order or the Plan of Reorganization.
(e)    Certain Opinions. On or within ten (10) Business Days following the Reorganization Effective Date (or such later date as may be reasonably agreed by the Administrator in writing), the Company shall deliver (or cause to be delivered) to the Administrator, favorable opinions, addressed to the Administrator, each Purchaser Agent and each Purchaser, in form and substance reasonably satisfactory to the Administrator, of external counsel for each Converted Originator, covering such matters as the Administrator may reasonably request, including, without limitation, (i) certain Delaware corporate and no conflict matters, (ii) certain organizational and New York enforceability matters and (iii) certain UCC creation and Delaware perfection matters.
(f)    Certain Local Opinions. As soon as practicable following the Reorganization Effective Date and in any event not later than 120 days following the Closing Date, the Company shall deliver (or cause to be delivered) to the Administrator favorable opinions, addressed to the Administrator, each Purchaser Agent and each Purchaser, in form and substance reasonably satisfactory to the Administrator, of external counsel for the Converted Originators covering certain corporate and UCC perfection matters relating to the Converted Originators organized in Kentucky, West Virginia and Virginia as well as certain UCC perfection matters with respect to county-level filings made by each Converted Originator.
(g)    Notwithstanding anything to the contrary set forth in this Amendment, the Agreement or any other Transaction Document, the failure to timely perform or cause to be performed any of the covenants under this Section 14 shall constitute a Termination Event with no grace period and revoke the consent provided for under Section 2 hereof.

[SIGNATURES BEGIN ON NEXT PAGE]

5

Exhibit 10.7

Execution Copy

ARCH COAL, INC.,
as Company
By:    /s/ Robert G. Jones
Name:    Robert G. Jones
Title:    Sr. Vice President-Law, General Counsel     and Secretary

ARCH COAL SALES COMPANY, INC.,
as Servicer
By:    /s/ Robert G. Jones
Name:    Robert G. Jones
Title:    Secretary

Exhibit 10.7

Execution Copy

ARCH COAL SALES COMPANY, INC.
ARCH ENERGY RESOURCES, LLC
ARCH WESTERN RESOURCES, LLC
COAL-MAC, INC.
CUMBERLAND RIVER COAL COMPANY
LONE MOUNTAIN PROCESSING, INC.
MINGO LOGAN COAL COMPANY
MOUNTAIN COAL COMPANY, L.L.C.
THUNDER BASIN COAL COMPANY, L.L.C.
BRONCO MINING COMPANY, INC.
COALQUEST DEVELOPMENT LLC
HAWTHORNE COAL COMPANY, INC.
HUNTER RIDGE COAL COMPANY
HUNTER RIDGE HOLDINGS, INC.
HUNTER RIDGE, INC.
ICG BECKLEY, LLC
ICG EAST KENTUCKY, LLC
ICG ILLINOIS, LLC
ARCH COAL GROUP, LLC
ICG, LLC
ICG NATURAL RESOURCES, LLC
ICG TYGART VALLEY, LLC
INTERNATIONAL ENERGY GROUP, LLC
KING KNOB COAL CO., INC.
MARINE COAL SALES COMPANY
MELROSE COAL COMPANY, INC.
PATRIOT MINING COMPANY, INC.
SIMBA GROUP, INC.
UPSHUR PROPERTY, INC.
VINDEX ENERGY CORPORATION
WHITE WOLF ENERGY, INC.
WOLF RUN MINING COMPANY,
as Originators

By:    /s/ Robert G. Jones
Name:    Robert G. Jones
Title:    Secretary

Exhibit 10.7

Execution Copy

CONSENT TO:

PNC BANK, NATIONAL ASSOCIATION,
as Administrator and as a Purchaser Agent

By:    /s/ Michael Brown
Name:    Michael Brown
Title:    Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as the LC Bank

By:    /s/ Michael Brown
Name:    Michael Brown
Title:    Senior Vice President

Exhibit 10.7

Execution Copy

REGIONS BANK,
as a Purchaser Agent

By:    /s/ Linda M. Harris
Name:    Linda M. Harris
Title:    Senior Vice President

Exhibit 10.7

Execution Copy

Schedule I
LIST OF ORIGINATORS

Arch Coal Sales Company, Inc.
Arch Energy Resources, LLC
Arch Western Resources, LLC
Coal-Mac LLC
Cumberland River Coal LLC
Lone Mountain Processing LLC
Mingo Logan Coal LLC
Mountain Coal Company, L.L.C.
Thunder Basin Coal Company, L.L.C.
Bronco Mining Company LLC
CoalQuest Development LLC
Hawthorne Coal Company LLC
Hunter Ridge Coal LLC
Hunter Ridge Holdings, Inc.
Hunter Ridge LLC
ICG Beckley, LLC
ICG East Kentucky, LLC
ICG Illinois, LLC
Arch Coal Group, LLC
ICG, LLC
ICG Natural Resources, LLC
ICG Tygart Valley, LLC
International Energy Group, LLC
King Knob Coal Co., Inc.
Marine Coal Sales LLC
Melrose Coal Company LLC
Patriot Mining Company LLC
Simba Group LLC
Upshur Property LLC
Vindex Energy LLC
White Wolf Energy LLC
Wolf Run Mining LLC

Schedule I-1

Exhibit 10.7

Execution Copy

Schedule II
LOCATION OF EACH ORIGINATOR

Originator	Location
Arch Coal Sales Company, Inc.	Delaware
Arch Energy Resources, LLC	Delaware
Arch Western Resources, LLC	Delaware
Coal-Mac LLC	Kentucky
Cumberland River Coal LLC	Delaware
Lone Mountain Processing LLC	Delaware
Mingo Logan Coal LLC	Delaware
Mountain Coal Company, L.L.C.	Delaware
Thunder Basin Coal Company, L.L.C.	Delaware
Bronco Mining Company LLC	West Virginia
CoalQuest Development LLC	Delaware
Hawthorne Coal Company LLC	West Virginia
Hunter Ridge Coal LLC	Delaware
Hunter Ridge Holdings, Inc.	Delaware
Hunter Ridge LLC	Delaware
ICG Beckley, LLC	Delaware
ICG East Kentucky, LLC	Delaware
ICG Illinois, LLC	Delaware
Arch Coal Group, LLC	Delaware
ICG, LLC	Delaware
ICG Natural Resources, LLC	Delaware
ICG Tygart Valley, LLC	Delaware
International Energy Group, LLC	Delaware

Schedule II-1

Exhibit 10.7

Execution Copy

King Knob Coal Co., Inc.	West Virginia
Marine Coal Sales LLC	Delaware
Melrose Coal Company LLC	West Virginia
Patriot Mining Company LLC	West Virginia
Simba Group LLC	Delaware
Upshur Property LLC	Delaware
Vindex Energy LLC	West Virginia
White Wolf Energy LLC	Virginia
Wolf Run Mining LLC	West Virginia

Schedule II-2

Exhibit 10.7

Execution Copy

Schedule IV
TRADE NAMES

Legal Name	Trade Names
Arch Coal Sales Company, Inc.
Arch Energy Resources, LLC
Arch Western Resources, LLC
Coal-Mac LLC	Phoenix Coal-Mac Mining, LLC
Cumberland River Coal LLC	Arch of the North Fork
Lone Mountain Processing LLC
Mingo Logan Coal LLC
Mountain Coal Company, L.L.C.
Thunder Basin Coal Company, L.L.C.
Bronco Mining Company LLC
CoalQuest Development LLC
Hawthorne Coal Company LLC
Hunter Ridge Coal LLC
Hunter Ridge Holdings, Inc.
Hunter Ridge LLC
ICG Beckley, LLC	ACI Beckley, LLC ACI Beckley
ICG East Kentucky, LLC
ICG Illinois, LLC	ACI Illinois, LLC
Arch Coal Group, LLC
ICG, LLC	ICG Coal, LLC
ICG Natural Resources, LLC	ACI Natural Resources, LLC ACI Natural Resources
ICG Tygart Valley, LLC	ACI Tygart Valley, LLC
International Energy Group, LLC

Schedule IV-1

Exhibit 10.7

Execution Copy

King Knob Coal Co., Inc
Marine Coal Sales LLC
Melrose Coal Company LLC
Patriot Mining Company LLC
Simba Group LLC
Upshur Property LLC
Vindex Energy LLC
White Wolf Energy LLC
Wolf Run Mining LLC

Schedule IV-2

Exhibit 10.7

Execution Copy

Schedule V

LOCATION OF MINING OPERATIONS

ORIGINATORS	MINEHEAD	STATE	COUNTY
Arch Coal Sales Company, Inc.	N/A
Arch Energy Resources, LLC	N/A
Arch Western Resources, LLC	N/A
Coal-Mac LLC	Holden Ragland / Phoenix	West Virginia West Virginia	Logan Mingo
Cumberland River Coal LLC	Cumberland River (aka Pardee) Cumberland River (aka Pardee)	Kentucky Virginia	Letcher Wise
Lone Mountain Processing LLC	Lone Mountain Lone Mountain	Kentucky Virginia	Harlan Lee
Mingo Logan Coal LLC	Mountain Laurel	West Virginia	Logan
Mountain Coal Company, L.L.C.	West Elk	Colorado	Gunnison
Thunder Basin Coal Company, L.L.C.	Black Thunder Coal Creek	Wyoming Wyoming	Campbell Campbell
Bronco Mining Company LLC	N/A
CoalQuest Development LLC	N/A
Hawthorne Coal Company LLC	N/A
Hunter Ridge Coal LLC	N/A
Hunter Ridge Holdings, Inc.	N/A
Hunter Ridge LLC	N/A
ICG Beckley, LLC	Beckley	West Virginia	Raleigh
ICG East Kentucky, LLC	East Kentucky	Kentucky	Pike
ICG Illinois, LLC	Viper	Illinois	Sangamon
Arch Coal Group, LLC	N/A

Schedule V-1

Exhibit 10.7

Execution Copy

ORIGINATORS	MINEHEAD	STATE	COUNTY
ICG, LLC	N/A
ICG Natural Resources, LLC	N/A
ICG Tygart Valley, LLC	Tygart Valley	West Virginia	Taylor
International Energy Group, LLC	N/A
King Knob Coal Co., Inc.	N/A
Marine Coal Sales LLC	N/A
Melrose Coal Company LLC	N/A
Patriot Mining Company LLC	Patriot Mining	West Virginia	Monogalia
Simba Group LLC	N/A
Upshur Property LLC	N/A
Vindex Energy LLC	Jackson Mountain Mine Vindex Energy Vindex Energy	Maryland Maryland West Virginia	Allegany Garrett Grant
White Wolf Energy LLC	N/A
Wolf Run Mining LLC	Buckhannon Harrison Buckhannon Harrison Sentinel	West Virginia West Virginia West Virginia	Upshur Harrison Barbour

Schedule V-2

Exhibit 10.7

Execution Copy

Exhibit A
SUBJECT REORGANIZATIONS

Subject Originators	Location	Converted Originators	Location
Lone Mountain Processing, Inc.	Delaware	Lone Mountain Processing LLC	Delaware
Cumberland River Coal Company	Delaware	Cumberland River Coal LLC	Delaware
Coal-Mac, Inc.	Kentucky	Coal-Mac LLC	Kentucky
Mingo Logan Coal Company	Delaware	Mingo Logan Coal LLC	Delaware
Simba Group, Inc.	Delaware	Simba Group LLC	Delaware
Hawthorne Coal Company, Inc.	West Virginia	Hawthorne Coal Company LLC	West Virginia
Hunter Ridge Coal Company	Delaware	Hunter Ridge Coal LLC	Delaware
White Wolf Energy, Inc.	Virginia	White Wolf Energy LLC	Virginia
Bronco Mining Company, Inc.	West Virginia	Bronco Mining Company LLC	West Virginia
Upshur Property, Inc.	Delaware	Upshur Property LLC	Delaware
Marine Coal Sales Company	Delaware	Marine Coal Sales LLC	Delaware
Wolf Run Mining Company	West Virginia	Wolf Run Mining LLC	West Virginia
Patriot Mining Company, Inc.	West Virginia	Patriot Mining Company LLC	West Virginia
Melrose Coal Company, Inc.	West Virginia	Melrose Coal Company LLC	West Virginia
Vindex Energy Corporation	West Virginia	Vindex Energy LLC	West Virginia
Hunter Ridge, Inc.	Delaware	Hunter Ridge LLC	Delaware

Exhibit A	First Amendment to Second A&R PSA (Arch Coal)

Exhibit 10.7

Execution Copy

Exhibit B

UCC-1 FINANCING STATEMENT AND UCC-3 FINANCING STATEMENT AMENDMENTS TO BE FILED

(attached)

Exhibit B	First Amendment to Second A&R PSA (Arch Coal)